                                                      1933 Act File No. 33-43017
                                                      1940 Act File No. 811-6418

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 23                      /X/

                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          /X/
                                     OF 1940

                                Amendment No. 23                             /X/

                        LORD ABBETT TAX-FREE INCOME TRUST
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

           Christina T. Simmons, Vice President & Assistant Secretary
                 90 Hudson Street Jersey City, New Jersey 07302
                 ----------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/ / on (date) pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/X/ on June 30, 2003 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[LORD ABBETT LOGO]

2003 PROSPECTUS

Lord Abbett
  Insured Intermediate
     Tax-Free Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of the Fund are neither offered to the general public nor available in all states.

Please call 800-821-5129 for further information.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                        PAGE
                                    THE FUND

            What you should know   Goal                                  2
                  about the Fund   Principal Strategy                    2
                                   Main Risks                            2
                                   Performance                           4
                                   Fees and Expenses                     4
                                   Additional Investment Information     5
                                   Management                            6

                                 YOUR INVESTMENT

        Information for managing   Purchases                             7
               your Fund account   Sales Compensation                    11
                                   Opening Your Account                  12
                                   Redemptions                           13
                                   Distributions and Taxes               13
                                   Services For Fund Investors           15

                             ADDITIONAL INFORMATION

How to learn more about the Fund   Back Cover
     and other Lord Abbett Funds

                                    THE FUND

GOAL

  The investment objective of the Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk.

PRINCIPAL STRATEGY

  To pursue its goal, the Fund invests in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. At least 70% of the municipal bonds held by the Fund at the time of purchase must be rated within the three highest grades assigned by a Rating Agency or deemed to be of comparable quality by Lord Abbett. Under normal market conditions, the Fund attempts to invest be at least 80% of its net assets in municipal bonds, the interest on which is exempt from federal income tax. In addition, the Fund invests at least 80% of its net assets in insured municipal bonds. Shareholders will be given at least 60 days' notice of any change in this policy. Under normal circumstances, we intend to maintain the dollar-weighted average maturity of the Fund at between three and ten years.

  In selecting municipal bonds, we focus on:

  - INCOME TAX EXEMPTION - an issuer's ability to pay interest free from federal income tax

  - TOTAL RETURN POTENTIAL - the return possibilities for an investment over a period of time, including appreciation and interest

  - CREDIT QUALITY - an issuer's ability to pay principal and interest

  - CALL PROTECTION - assurance by an issuer that it will not redeem a bond earlier than anticipated

  While typically fully invested, we may take a temporary defensive position in:
  (i) short-term tax-exempt securities, and (ii) cash, investment grade commercial paper, and short-term U.S. Government securities. This could reduce tax-exempt income and prevent the Fund from achieving its investment objective.

  Temporary defensive investments in taxable securities and investments in certain municipal bonds called private activity bonds will be limited to 20% of the Fund's net assets. The income from private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax ("AMT").

MAIN RISKS

  The Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, the Fund's investments typically will lose value. This risk is usually greater for longer-term bonds than for shorter-term bonds. As a result, the Fund, which tends to invest in longer-term bonds than some municipal bond funds, normally will have more price volatility than those funds.

  Additional risks that could reduce the Fund's performance or increase volatility include the following:

  - CREDIT RISK - If the market perceives a deterioration in the creditworthiness of an issuer, the value of bonds issued by that issuer tends to decline. Credit risk varies based upon the economic and fiscal conditions of each state and the municipalities, agencies,

[SIDENOTE]

WE OR THE FUND OR INSURED INTERMEDIATE TAX-FREE FUND refers to Lord Abbett Insured Intermediate Tax-Free Fund, a portfolio or series of the Lord Abbett Tax-Free Income Trust (the "Trust")

LORD ABBETT refers to Lord, Abbett & Co. LLC, the Fund's investment adviser.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

REASONABLE RISK. The Fund assesses risk by considering the volatility the Fund has over time. The Fund believes that a volatility that generally approximates the volatility of the _______ Index represents a reasonable risk.

MUNICIPAL BONDS ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal income taxes. Municipal bonds generally are divided into two types:

- GENERAL OBLIGATION BONDS are secured by the full faith and credit of the issuer and its taxing power.

- REVENUE BONDS are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Industrial development bonds are revenue bonds.

INSURED MUNICIPAL BONDS are securities that are covered by insurance policies that guarantee timely payment of principal and interest. The insurance policies do not guarantee the value of the bonds themselves. Generally, the Fund will buy insured municipal securities only if they are covered by policies issued by AAA-rated municipal bond insurers. Currently there are five such insurers.

INVESTMENT GRADE DEBT SECURITIES are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A,
Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

2  The Fund

                       INSURED INTERMEDIATE TAX-FREE FUND

    instrumentalities, and other issuers within the state. Many of the Fund's investments are supported by insurance or other credit enhancements, which may be provided by either U.S. or foreign entities. These securities have the credit risk of the entity providing the credit support. Credit support provided by foreign entities may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of the entity to meet its obligations. A change in the credit rating of any of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely affected by the inability of an insurer to meet its insurance obligations.

  - CALL RISK - As interest rates decline, bond issuers may pay off their loans early by buying back the bonds, thus depriving bondholders of above market interest rates.

  - GOVERNMENTAL RISK - Government actions, including actions by local, state and regional governments, could have an adverse effect on municipal bond prices. In addition, the Fund's performance may be affected by local, state, and regional factors depending on the states in which the Fund's investments are issued. These factors may, for example, include economic or political developments, erosion of the tax base and the possibility of credit problems.

  - LEGISLATIVE RISK - Legislative changes in the tax-exempt character of particular municipal bonds could have an adverse effect on municipal bond prices.

  - MANAGEMENT RISK - If certain sectors or investments do not perform as expected, the Fund could underperform other similar funds or lose money.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not be appropriate for all investors and is not a complete investment program. You could lose money investing in the Fund.

                                                                     The Fund  3

                       INSURED INTERMEDIATE TAX-FREE FUND   Symbols: Class A -
                                                                     Class B -
                                                                     Class C -
                                                                     Class P -

PERFORMANCE

  The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
--------------------------------------------------------------------------------

                                                           CLASS A    CLASS B(1)   CLASS C     CLASS P
SHAREHOLDER FEES (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
 (as a % of offering price)                                  3.25%       none        none         none
--------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (See "Purchases")(2)           none(3)     5.00%       1.00%(4)     none
--------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (Expenses deducted from Fund assets)
 (as a % of average net assets)(5)
--------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                               %           %           %            %
--------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(6)                         %           %           %            %
--------------------------------------------------------------------------------------------------------
Other Expenses                                                   %           %           %            %
--------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         %           %           %            %
--------------------------------------------------------------------------------------------------------

(1) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(2) The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(4) A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(5) The annual operating expenses are based on estimated expenses.

(6) Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

================================================================================
Example
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

SHARE CLASS                                           1 YEAR         3 YEARS
Class A Shares
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
Class P Shares
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

Class A Shares
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
Class P Shares
--------------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

12b-1 FEES are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

4  The Fund

ADDITIONAL INVESTMENT INFORMATION

  This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques.

  ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

  CONCENTRATION. The Fund generally does not intend to invest more than 25% of its total assets in any industry, other than tax-exempt securities issued by governments or political subdivisions of governments that are not considered part of any "industry." Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to the Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is subject to rate regulation vagaries. The health care industry suffers from two main problems - affordability and access.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange. The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

  RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions.

  PRIVATE ACTIVITY OR INDUSTRIAL DEVELOPMENT BONDS. The Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Principal Strategy") in private activity bonds (sometimes called "AMT paper"). See "Distributions and Taxes." The credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

  RESIDUAL INTEREST BONDS. The Fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance income and increase portfolio duration. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific

                                                                     The Fund  5
  fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. When interest rates fall, RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security and their values rise faster than such similar securities.

MANAGEMENT

  The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $48 billion in more than 40 mutual funds and other advisory accounts as of February 28, 2003.

  Lord Abbett is entitled to an annual management fee of    % based on the
  Fund's average daily net assets. The fee is calculated daily and payable monthly.

  In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at the annual rate of % of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

  INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Richard Smola, Investment Team Leader, joined Lord Abbett in 1991 and has been in the investment business since 1981. Philip Fang, Investment Manager, joined Lord Abbett in 1991 and has been in the investment management business since 1988. Peter Scott Smith, Investment Manager, joined Lord Abbett in 1992 and has been in the investment business since 1990.

  Robert Dow, Managing Partner and Chief Investment Officer of Lord Abbett, oversees and reviews the team's investment strategies and implementation. Mr. Dow has been with Lord Abbett since 1972.

6  The Fund

                                YOUR INVESTMENT

PURCHASES

  The Fund offers in this prospectus four classes of shares: Classes A, B, C, and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have completed our review and verification of information provided. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

  You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more, or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

  FOR MORE INFORMATION, SEE "CLASSES OF SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

================================================================================
Share Classes
--------------------------------------------------------------------------------
CLASS A  - normally offered with a front-end sales charge

CLASS B  - no front-end sales charge, but a CDSC is applied to shares redeemed before the sixth anniversary of purchase

         - higher annual expenses than Class A shares

         - automatically converts to Class A shares after eight years

CLASS C  - no front-end sales charge, but a CDSC is applied to shares redeemed before the first anniversary of purchase

         - higher annual expenses than Class A shares

CLASS P  - available only to certain investors

         - no front-end sales charge and no CDSC

================================================================================
Front-End Sales Charges - Class A Shares
--------------------------------------------------------------------------------

                                                           TO COMPUTE      MAXIMUM DEALER'S
                          AS A % OF        AS A % OF     OFFERING PRICE       CONCESSION
YOUR INVESTMENT         OFFERING PRICE  YOUR INVESTMENT   DIVIDE NAV BY  (% OF OFFERING PRICE)
----------------------------------------------------------------------------------------------
Less than $50,000            3.25%           3.36%            .9675              2.75%
----------------------------------------------------------------------------------------------
$50,000 to $99,999           2.75%           2.83%            .9725              2.25%
----------------------------------------------------------------------------------------------
$100,000 to $249,999         2.50%           2.56%            .9750              2.00%
----------------------------------------------------------------------------------------------
$250,000 to $499,999         2.00%           2.04%            .9800              1.70%
----------------------------------------------------------------------------------------------
$500,000 to $999,999         1.50%           1.52%            .9850              1.25%
----------------------------------------------------------------------------------------------
$1,000,000 and over    No Sales Charge                       1.0000                 +
----------------------------------------------------------------------------------------------

+ See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

[SIDENOTE]

NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.

                                                              Your Investment  7

  REDUCING YOUR CLASS A SHARE FRONT-END SALES CHARGES. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

  - RIGHTS OF ACCUMULATION - A Purchaser may apply the value at public offering price of the Class A shares already owned to a new purchase of Class A shares of any ELIGIBLE FUND in order to reduce the sales charge.

  - LETTER OF INTENTION - A Purchaser of Class A shares may purchase additional Class A shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

  The term "Purchaser" includes: (1) an individual, (2) an individual, his or her spouse and children under the age of 21, or (3) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code). Please note that more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee, although more than one beneficiary is involved.

  FOR MORE INFORMATION ON ELIGIBILITY FOR THESE PRIVILEGES, READ THE APPLICABLE SECTIONS IN THE APPLICATION.

  CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

  - purchases of $1 million or more, *

  - purchases by RETIREMENT AND BENEFIT PLANS with at least 100 eligible employees, *

  - purchases for Retirement and Benefit Plans made through FINANCIAL INTERMEDIARIES that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or LORD ABBETT DISTRIBUTOR LLC specifically for such purchases, *

  - purchases made with dividends and distributions on Class A shares of another Eligible Fund,

  - purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares,

  - purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

  - purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

  - purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

  - purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

  - purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

  SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A LISTING OF OTHER CATEGORIES OF PURCHASES THAT QUALIFY FOR CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE.

  * THESE CATEGORIES MAY BE SUBJECT TO A CDSC.

[SIDENOTE]

PLEASE INFORM THE FUND IF YOU BELIEVE YOU QUALIFY FOR A REDUCED FRONT-END SALES CHARGE.

ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund except for
(1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett-sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's affiliated money market fund meeting criteria set by Lord Abbett Distributor LLC as to certain omnibus account and other criteria.

RETIREMENT AND BENEFIT PLANS include qualified and non-qualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of retirement plans. Call 800-253-7299 for information about:

- Traditional, Rollover, Roth and Education IRAs

- Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

- Defined Contribution Plans

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

8  Your Investment

  DEALER CONCESSIONS ON CLASS A SHARE PURCHASES WITHOUT A FRONT-END SALES CHARGE. Dealers may receive distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

  - purchases of $1 million or more,

  - purchases by Retirement and Benefit Plans with at least 100 eligible employees, or

  - purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("alliance arrangements").

================================================================================
Dealer Concession Schedule - Class A Shares
(for certain purchases without a front-end sales charge)
--------------------------------------------------------------------------------
The dealer concession received is based on the amount of the Class A share investment as follows:

                               FRONT-END
CLASS A INVESTMENTS            SALES CHARGE*              DEALER'S CONCESSION
--------------------------------------------------------------------------------
First $5 million               None                       1.00%
--------------------------------------------------------------------------------
Next $5 million above that     None                       0.55%
--------------------------------------------------------------------------------
Next $40 million above that    None                       0.50%
--------------------------------------------------------------------------------
Over $50 million               None                       0.25%
--------------------------------------------------------------------------------

* Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 24th month after the month in which the shares were initially purchased. For alliance arrangements involving Financial Intermediaries offering multiple fund families to Retirement or Benefit Plans, the CDSC normally will be collected only when a Plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the Plan is invested.

    Dealers receive concessions expressed above on purchases made within a 12-month period beginning with the first NAV purchase for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. The Fund may not pay concessions with respect to alliance arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, the Fund may waive any CDSC that might otherwise have applied to any such purchase.

    Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

================================================================================
Contingent Deferred Sales Charge (CDSC)
--------------------------------------------------------------------------------
A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

  3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

                                                              Your Investment  9

  CLASS A SHARE CDSC. If you buy Class A shares of the Fund under one of the starred (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 24th month after the month in which you initially purchased those shares, the Fund normally will collect a CDSC of 1% and remit it to the fund in which you originally purchased the shares.

  The Class A share CDSC generally will not be assessed under the following circumstances:

  - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement and Benefit Plans (documentation may be required)

  - redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

  CLASS B SHARE CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
--------------------------------------------------------------------------------

ANNIVERSARY(1) OF THE DAY ON                    CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER                        ON REDEMPTION (AS % OF AMOUNT
WAS ACCEPTED                                    SUBJECT TO CHARGE)

ON                             BEFORE
--------------------------------------------------------------------------------
                               1st                           5.0%
--------------------------------------------------------------------------------
1st                            2nd                           4.0%
--------------------------------------------------------------------------------
2nd                            3rd                           3.0%
--------------------------------------------------------------------------------
3rd                            4th                           3.0%
--------------------------------------------------------------------------------
4th                            5th                           2.0%
--------------------------------------------------------------------------------
5th                            6th                           1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                       None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

  The Class B share CDSC generally will not be assessed under the following circumstances:

  - benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement and Benefit Plans

  - ELIGIBLE MANDATORY DISTRIBUTIONS under 403(b) Plans and individual retirement accounts

  - death of the shareholder

  - redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

  SEE "SYSTEMATIC WITHDRAWAL PLAN" UNDER "SERVICES FOR FUND INVESTORS" FOR MORE INFORMATION ON CDSCs WITH RESPECT TO CLASS B SHARES.

[SIDENOTE]

BENEFIT PAYMENT DOCUMENTATION. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."


ELIGIBLE MANDATORY DISTRIBUTIONS. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

10  Your Investment

  CLASS C SHARE CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

  CLASS P SHARES. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV in connection with (a) orders made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders; and (b) orders for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

SALES COMPENSATION

  As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to AUTHORIZED INSTITUTIONS that sell the Fund's shares and service its shareholder accounts.

  As shown in the table "Fees and Expenses," sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                           CLASS A        CLASS B       CLASS C      CLASS P
--------------------------------------------------------------------------------
Service                          .25%           .25%          .25%         .20%
--------------------------------------------------------------------------------
Distribution                     .10%*          .75%          .75%         .25%
--------------------------------------------------------------------------------

* Class A shares also pay a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

  The Rule 12b-1 plans for Class A and Class P shares provide that the maximum payments that may be authorized by the Board are .50% and .75%, respectively. We may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

  ADDITIONAL CONCESSIONS TO AUTHORIZED INSTITUTIONS. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and may be made in the form of cash or, if permitted, non-cash payments. The non-cash payments may include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

[SIDENOTE]

AUTHORIZED INSTITUTIONS are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. Lord Abbett Distributor is an Authorized Institution.

12b-1 FEES ARE PAYABLE REGARDLESS OF EXPENSES. The amounts payable by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.

                                                             Your Investment  11

  In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares or shares of other Lord Abbett-sponsored funds.

  SALES ACTIVITIES. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities that are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

  SERVICE ACTIVITIES. We may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

OPENING YOUR ACCOUNT

  MINIMUM INITIAL INVESTMENT
  ------------------------------------------------------------------------------
  - Regular Account                                                       $1,000
  ------------------------------------------------------------------------------
  - Individual Retirement Accounts and
    403(b) Plans under the Internal Revenue Code                            $250
  ------------------------------------------------------------------------------
  - Uniform Gift to Minor Account                                           $250
  ------------------------------------------------------------------------------
  - Invest-A-Matic                                                          $250
  ------------------------------------------------------------------------------

  No minimum investment is required for certain Retirement and Benefit Plans and certain purchases through Financial Intermediaries that charge their clients a fee for services that include investment advisory or management services.

  You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

  LORD ABBETT INSURED INTERMEDIATE TAX-FREE FUND
  P.O. Box 219100
  Kansas City, MO 64121

  PROPER FORM. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 800-821-5129.

  BY EXCHANGE. Please call the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

12  Your Investment

REDEMPTIONS

  Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," or "Class C Share CDSC."

  BY BROKER. Call your investment professional for instructions on how to redeem your shares.

  BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

  BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

  Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

  If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

  A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

  - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

  - a redemption check payable to anyone other than the shareholder(s) of record,

  - a redemption check to be mailed to an address other than the address of record,

  - a redemption check payable to a bank other than the bank we have on file, or

  - a redemption for $50,000 or more.

  REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

DISTRIBUTIONS AND TAXES

  The Fund expects to declare "exempt-interest dividends" from its net investment income daily and to pay them monthly. The Fund distributes its net capital gains (if any) annually as "capital gains distributions."

  Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of

[SIDENOTE]

SMALL ACCOUNTS. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

- In the case of an estate -

  Robert A. Doe
  Executor of the Estate of
  John W. Doe

  [Date]

[Graphic]


- In the case of a corporation -
  ABC Corporation

  Mary B. Doe

  By Mary B. Doe, President

  [Date]

[Graphic]

                                                             Your Investment  13
  your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

  The Fund seeks to earn income and to pay dividends exempt from federal income tax. It is anticipated that substantially all of the Fund's income will be exempt from federal income tax. However, the Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax.

  Distributions of short-term capital gains and gains characterized as market discount are taxable to you as ordinary income for federal income tax purposes, while distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned shares or whether distributions are reinvested or paid in cash.

  A portion of the dividends you receive may be subject to federal individual or corporate alternative minimum tax ("AMT"). The Fund may invest up to 20% of its net assets in private activity bonds (sometimes called "AMT paper"). The income from these bonds is an item of tax preference when determining your federal individual or corporate AMT.

  Any sale, redemption, or exchange of Fund shares may be taxable to you.

  If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

  Changes in federal or state law or adverse determinations by the Internal Revenue Service, as they relate to certain municipal bonds, may make income from such bonds taxable.

  Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

  Shareholders generally will not be able to exclude exempt-interest dividends paid by the Fund from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of that state when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to a state of residence is properly excludible when determining your taxable income. In addition, the portion of the Fund's dividends attributable to private activity bonds will be a tax preference item for federal, and possibly state, AMT purposes.

  Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

14  Your Investment

SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

  Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 800-821-5129.

================================================================================
For investing
INVEST-A-MATIC   You can make fixed, periodic investments ($50 minimum) into
(Dollar-cost     your Fund account by means of automatic money transfers from
averaging)       your bank checking account. See the Application for
                 instructions.

DIV-MOVE You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

SYSTEMATIC       You can make regular withdrawals from most Lord
WITHDRAWAL       Abbett-sponsored funds. Automatic cash withdrawals will be paid
PLAN ("SWP")     to you from your account in fixed or variable amounts. To
                 establish a SWP, the value of your shares for Class A or Class
                 C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

CLASS B SHARES   The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation.

CLASS B AND      Redemption proceeds due to a SWP for Class B and Class C shares
CLASS C SHARES   will be redeemed in the order described under "CDSC" under
                 "Purchases."
================================================================================

OTHER SERVICES

  TELEPHONE INVESTING. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

  EXCHANGES. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you (see "Distributions and Taxes" section). Be sure to read the current prospectus for any fund into which you are exchanging.

  REINVESTMENT PRIVILEGE. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

  ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

                                                             Your Investment  15

  HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

  ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

  SYSTEMATIC EXCHANGE. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

16  Your Investment

TO OBTAIN INFORMATION:

BY TELEPHONE. For shareholder        ADDITIONAL INFORMATION
account inquiries call the
Fund at: 800-821-5129. For
literature requests call
the Fund at: 888-522-2388.

BY MAIL. Write to the Fund at:           More information on the Fund is or
The Lord Abbett Family of Funds          will be available free upon
90 Hudson Street                         request, including the following:
Jersey City, NJ 07302-3973
                                         ANNUAL/SEMI-ANNUAL REPORT
VIA THE INTERNET.
LORD, ABBETT & CO. LLC                   The Fund's Annual and Semi-Annual
www.LordAbbett.com                       Reports contain more information
                                         about the Fund's investments and
Text only versions of Fund               performance. The Annual Report also
documents can be viewed                  includes details about the market
online or downloaded from the            conditions and investment strategies
SEC: www.sec.gov.                        that had a significant effect on the
                                         Fund's performance during the last
You can also obtain copies by            fiscal year.
visiting the SEC's Public Reference
Room in Washington, DC (phone            STATEMENT OF ADDITIONAL INFORMATION
202-942-8090) or by sending your         ("SAI")
request and a duplicating fee to
the SEC's Public Reference               Provides more details about the Fund
Section, Washington, DC 20549-0102       and its policies. A current SAI is on
or by sending your request               file with the Securities and Exchange
electronically to                        Commission ("SEC") and is incorporated
publicinfo@sec.gov.                      by reference (is legally considered
                                         part of this prospectus).

[LORD ABBETT LOGO]

 Lord Abbett Mutual Fund shares are distributed by:
            LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street - Jersey City, New Jersey 07302-3973

                        Lord Abbett Tax-Free Income Trust             LATF-INT-1
                   Lord Abbett Insured Intermediate Tax-Free Fund     (7/03)

                            SEC FILE NUMBER: 811-6418

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                               ________, 2003

                        LORD ABBETT TAX-FREE INCOME TRUST

                 LORD ABBETT INSURED INTERMEDIATE TAX-FREE FUND
                          (CLASS A, B, C, AND P SHARES)

This Statement of Additional Information ("SAI") is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey, 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectus for the Lord Abbett Tax-Free Income Trust - Lord Abbett Insured Intermediate Tax-Free Fund dated _______, 200_.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders, when available, may be obtained without charge upon request by calling 888-522-2388. In addition, you can make inquiries through your dealer.

               TABLE OF CONTENTS                                    PAGE
          1.   Fund History                                         2
          2.   Investment Policies                                  2
          3.   Management of the Fund                               6
          4.   Control Persons and Principal Holders of Securities  13
          5.   Investment Advisory and Other Services               13
          6    Brokerage Allocations and Other Practices            14
          7.   Classes of Shares                                    15
          8.   Purchases, Redemptions, and Pricing                  21
          9.   Taxation of the Fund                                 24
          10.  Underwriter                                          26
          11.  Performance                                          26
          12.  Financial Statements                                 27
               Appendix                                             28

                                       1.
                                  FUND HISTORY

Lord Abbett Tax-Free Income Trust (the "Trust") was organized as a Massachusetts Business Trust on September 11, 1991 and was reorganized as a Delaware Business Trust on July 22, 2002 with an unlimited amount of shares of beneficial interest authorized. The Trust has five series or portfolios, one of which is discussed in this SAI: Lord Abbett Insured Intermediate Tax-Free Fund. The Fund is a diversified open-end investment management company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund has four classes of shares (A, B, C, and P) offered in this SAI. Class P shares are neither offered to the general public nor available in all states.

                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund's investment objective and the requirement that it invests 80% of its net assets in municipal securities, the interest on which is exempt from federal income tax, as described in the Prospectus, cannot be changed without approval of a majority of the Fund's outstanding shares. The Fund is also subject to the following fundamental investment restrictions, that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money (except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure such borrowings or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions will be determined at the time of the purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to the Fund's investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

The Fund may not:

     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("144A Securities") determined by Lord Abbett to be liquid, subject to the oversight of the Board;

     (3) invest in securities of other investment companies, except as permitted by applicable law;

     (4) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (5) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (6) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time or;

     (7) buy from or sell to any of the Trust's officers, trustees, employees, or the Fund's investment adviser or any of the investment adviser's officers, partners or employees, any securities other than shares of the Trust.

PORTFOLIO TURNOVER RATE. The Fund has not commenced investment operations as of the date hereof.

ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES. This section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings. While some of these techniques involve risk when used independently, the Fund intends to use them to reduce risk and volatility in its portfolio.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions." If the Fund borrows money and experiences a decline in its net asset value, the borrowing could increase its losses.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

MUNICIPAL BONDS. In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico, and their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term, "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds depend on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

Some municipal bonds feature credit enhancements, such as lines of credit, municipal bond insurance and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower, bond issuer, or bond insurer.

TEMPORARY DEFENSIVE INVESTMENTS. As described in the Prospectus, the Fund is authorized to invest temporarily a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive investments in TAXABLE securities will be limited to 20% of the Fund's assets. Temporary defensive securities include:

     - Short-Term Tax-Exempt Securities. The tax-exempt securities in which the Fund invests are municipal bonds, the interest on which is exempt from federal income tax.

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

WHEN-ISSUED MUNICIPAL BONDS. The Fund may purchase new issues of municipal bonds, which are generally offered on a when-issued basis, with delivery and payment ("settlement") normally taking place approximately one month after the purchase date. However, the payment obligation and the interest rate to be received by the Fund are each fixed on the purchase date. During the period between purchase and settlement, the Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at our custodian. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value. While we may sell when-issued securities prior to settlement, we intend to actually acquire such securities unless a sale appears desirable for investment reasons.

                                       3.
                             MANAGEMENT OF THE FUND

The Board of Trustees is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

Lord Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser. The following Trustee is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 45 portfolios or series.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ----------            ----------------------                -------------------
ROBERT S. DOW                          Trustee since 1991    Managing Partner and Chief            N/A
Lord, Abbett & Co. LLC                 and Chairman since    Investment Officer of Lord Abbett
90 Hudson Street                       1996.                 since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                       -----------------------------------

The following outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ----------            ----------------------                -------------------
E. THAYER BIGELOW                      Trustee since 1994    Managing General Partner, Bigelow     Currently serves as
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
909 Third Ave., 5th Floor                                    Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, NY                                                 2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Road                                        firm of Bush-O'Donnell & Company      Health Network, Inc., DT
Suite 1025                                                   (since 1986).                         Industries Inc., and
St. Louis, MO                                                                                      Engineered Support
Date of Birth: 7/14/1938                                                                           Systems, Inc.

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, MA                                                Management Corp. (since 1991), both   Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    private equity investment funds.      Inc., Integrated
                                                                                                   Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

                                       CURRENT POSITION
NAME, ADDRESS AND                      LENGTH OF SERVICE     PRINCIPAL OCCUPATION
DATE OF BIRTH                          WITH TRUST            DURING PAST FIVE YEARS                OTHER DIRECTORSHIPS
-------------                          ----------            ----------------------                -------------------
FRANKLIN W. HOBBS                      Trustee since 2000    Chief Executive Officer of Houlihan   Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank (January 2002 to present);       Company.
New York, NY                                                 Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999 - 2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997 - 1999); Chief
                                                             Executive Officer of Dillon, Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1991    Retired - General Business and        Currently serves as
415 Round Hill Road                                          Governance Consulting (since 1992);   director of Fountainhead
Greenwich, CT                                                formerly President and CEO of         Water Company, Careside,
Date of Birth: 5/19/1933                                     Nestle Foods.                         Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products)
                                                                                                   and Seix Fund, Inc.*

THOMAS J. NEFF                         Trustee since 1991    Chairman of Spencer Stuart, an        Currently serves as
Spencer Stuart                                               executive search consulting firm      director of Ace, Ltd.
277 Park Avenue                                              (since 1996); President of Spencer    and Exult, Inc.
New York, NY                                                 Stuart (1979-1996).
Date of Birth: 10/2/1937

-------------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Trust's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                        --------------------------------

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord
Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------           -------------------       ----------------------
ROBERT S. DOW                      Chief Executive      Elected in 1996           Managing Partner and Chief Investment
(3/8/1945)                         Officer and                                    Officer of Lord Abbett since 1996.
                                   President

RICHARD D. SMOLA                   Executive Vice       Elected in 2003           Partner and Investment Manager, joined Lord
(10/27/1956)                       President                                      Abbett in 1991.

NAME AND                           CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
(DATE OF BIRTH)                    WITH TRUST           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------                    ----------           -------------------       ----------------------
TRACIE E. AHERN                    Vice President and   Elected in 1999           Partner and Director of Portfolio Accounting
 (1/12/1968)                       Treasurer                                      and Operations, joined Lord Abbett in 1999,
                                                                                  formerly Vice President - Head of Fund
                                                                                  Administration of Morgan Grenfell from 1998 to
                                                                                  1999, prior thereto Vice President of Bankers
                                                                                  Trust.

JOAN A. BINSTOCK                   Chief Financial      Elected in 1999           Partner and Chief Operations Officer, joined
(3/4/1954)                         Officer and Vice                               Lord Abbett in 1999, prior thereto Chief
                                   President                                      Operating Officer of Morgan Grenfell.

LINA BRANDOW                       Vice President       Elected in 2002           Municipal Research Analyst, joined Lord
(8/18/1959)                                                                       Abbett in 1998, formerly Senior Vice
                                                                                  President and Municipal Analyst at Lehman
                                                                                  Brothers.

DANIEL E. CARPER                   Vice President       Elected in 1991           Partner, joined Lord Abbett in 1979.
 (1/22/1952)

PHILIP P. FANG                     Vice President       Elected in 1994           Investment Manager, joined Lord Abbett in
(6/19/1965)                                                                       1991.

PAUL A. HILSTAD                    Vice President and   Elected in 1995           Partner and General Counsel, joined Lord
(12/13/1942)                       Secretary                                      Abbett in 1995.

LAWRENCE H. KAPLAN (1/16/1957)     Vice President and   Elected in 1997           Partner and Deputy General Counsel, joined
                                   Assistant Secretary                            Lord Abbett in 1997.

A. EDWARD OBERHAUS, III            Vice President       Elected in 1996           Partner and Manager of Equity Trading,
(12/21/1959)                                                                      joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS (11/12/1957)  Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
                                   Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from 1998 to
                                                                                  1999, prior thereto Counsel of Drinker, Biddle &
                                                                                  Reath LLP, a law firm.

PETER SCOTT SMITH (9/15/1966)      Vice President       Elected in 2000           Investment Manager, joined Lord Abbett in
                                                                                  1992.

BERNARD J. GRZELAK                 Assistant Treasurer  Elected in 2003           Director of Fund Administration, joined Lord
(6/12/1971)                                                                       Abbett in 2003, formerly Vice President,
                                                                                  Lazard Asset Management from 2000 to 2003, prior
                                                                                  thereto Manager of Deloitte & Touche LLP.

COMMITTEES

The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed of Trustees who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, and Hobbs. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Fund, and also may include one or more Trustees who are Partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Bush, Neff, and MacDonald. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Fund. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met six times.

                        ---------------------------------

APPROVAL OF ADVISORY CONTRACT

At a meeting on __________, 2003, the Board of Trustees of the Fund, including all its Trustees who are not interested persons of the Fund (the "Board"), considered whether to approve the management agreement between the Fund and Lord Abbett. The Board received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE BOARD. The materials received by the Board included, but were not limited to, (1) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size, (2) information regarding the distribution arrangements of the Fund, and (3) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund, and (4) information regarding the investment performance of other accounts managed by Lord Abbett that have substantially similar investment objectives as the Fund.

In considering whether to approve the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board in connection with its approval of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board considered the investment management services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE. The Board reviewed the investment performance of other accounts managed by Lord Abbett that have the same or substantially similar investment objective as the Fund.

LORD ABBETT'S PERSONNEL AND METHODS. The Board considered the qualifications of the personnel who will provide investment management services to the Fund, in light of the Fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board considered the nature, quality, costs, and extent of administrative and other services to be performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett's supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board considered the projected expense ratios of each class and the expense ratios of a peer group of funds. They also considered the amount and nature of fees to be paid by shareholders.

PROFITABILITY. The Board noted that in its December meeting for other Lord Abbett Funds, it had considered the level of Lord Abbett's profits in managing the funds, including a review of Lord Abbett's methodology for allocating its costs to its management of the funds. The Board had concluded that the allocation methodology had a reasonable basis and was appropriate. They had considered the profits realized by Lord Abbett in connection with the operation of the funds and whether the amount of profit is fair for the management of the funds. They also had considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board also had considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

OTHER BENEFITS TO LORD ABBETT. The Board considered the character and amount of fees proposed to be paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. In its December meeting, the Board noted that it had also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the funds.

After considering all of the relevant factors, the Board unanimously voted to approve the proposed management agreement.

COMPENSATION DISCLOSURE

The following table summarizes the compensation for each of the directors/trustees for the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee. No director/trustee of the funds who is also associated with Lord Abbett, and no officer of the funds, received any compensation from the funds for acting as a director/trustee or officer.

(1)                                 (2)                                (3)
                                                                       FOR YEAR ENDED
                                    FOR THE FISCAL YEAR ENDED          DECEMBER 31, 2002
                                    SEPTEMBER 30, 2002                 TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE FUND AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF TRUSTEE                     THE TRUST(1)                       ABBETT-SPONSORED FUNDS(2)
---------------                     -----------------                  -------------------------
E. Thayer Bigelow                   $964                               $85,000
William H.T. Bush                   $970                               $85,200
Robert B. Calhoun, Jr.              $977                               $86,400
Stewart S. Dixon*                   $957                               $84,000
Franklin W. Hobbs                   $958                               $85,000
C. Alan MacDonald                   $964                               $85,000

                                       11

Thomas J. Neff                      $953                               $84,000
James F. Orr, III**                 $217                               $70,500

---------------------------------
*Retired December 31, 2002.
**Elected effective July 18, 2002. Resigned March 3, 2003.

     1. Outside Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Company to its outside Trustees may be deferred at the option of a Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the funds for later distribution to the Trustees. In addition, $25,000 of each Trustee's retainer must be deferred and is deemed invested in shares of the Trust and other Lord Abbett-sponsored funds under the equity-based plan.

     2. The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2002, including fees directors/trustees have chosen to defer.

                        ---------------------------------

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Fund and other Lord Abbett-sponsored funds as of December 31, 2002. The amounts shown include deferred compensation to the Trustees deemed invested in Fund shares. The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.

                                                          AGGREGATE DOLLAR RANGE OF
                               DOLLAR RANGE OF EQUITY     EQUITY SECURITIES IN
NAME OF TRUSTEE                SECURITIES IN THE FUND     LORD ABBETT-SPONSORED FUNDS
----------------               ----------------------     ---------------------------
Robert S. Dow                  None                       Over $100,000
E. Thayer Bigelow              None                       Over $100,000
William H. T. Bush             None                       $50,001-$100,000
Robert B. Calhoun, Jr.         None                       Over $100,000
Stewart S. Dixon*              None                       Over $100,000
Franklin W. Hobbs              None                       Over $100,000
C. Alan MacDonald              None                       Over $100,000
Thomas J. Neff                 None                       Over $100,000
James F. Orr, III**            None                       Over $100,000

-----------------------------
* Retired December 31, 2002.
**Elected effective July 18, 2002. Resigned March 3, 2003.

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the Partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics which complies, in substance, with Rule 17j-1 of the Act and each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett Partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code of

Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

It is anticipated that when the Fund commences operations Lord Abbett will own approximately 100% of the Fund's outstanding shares. It is also anticipated that over time this percentage of ownership will decrease.

                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

As described under "Management" in the Prospectus, Lord Abbett is the Trust's investment manager. Of the partners of Lord Abbett, the following are officers and/or Trustees of the Fund: Tracie E. Ahern, Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Lawrence H. Kaplan, A. Edward Oberhaus, III, and Richard D. Smola. The other Partners are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Kevin
P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Charles Hofer,
W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert G. Morris, Robert J. Noelke, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin. The address of each Partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month. The annual rate for the Fund is as follows:

[TO BE INSERTED]

This fee is allocated among the separate classes based on the classes' proportionate shares of such average daily net assets.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, fund accounting expenses, insurance premiums, and other expenses connected with executing portfolio transactions.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Services Agreement with the Fund, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of ___%. This will be allocated among the classes of shares of the Fund based on average daily net assets.

PRINCIPAL UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5, the Board has approved arrangements permitting the Fund's foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositaries. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS

[TO BE INSERTED] are the independent auditors of the Fund and must be approved at least annually by the Fund's Board to continue in such capacity. [TO BE INSERTED] performs audit services for the Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett, with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if they attempted to generate such additional information through their own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

                                       7.
                                CLASSES OF SHARES

The Fund offers investors different classes of shares in this SAI. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter is substantially identical or the matter does not affect any interest of such class, series, or fund. However, the

Rule exempts the selection of independent auditors, the approval of a contract with a principal underwriter and the election of trustees from its separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust ("Declaration"), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to shareholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Income Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Income Trust.

CLASS A SHARES. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under "Net Asset Value Purchases of Class A Shares." If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 24th month after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1%.

CLASS B SHARES. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's Prospectus.

CONVERSIONS OF CLASS B SHARES. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

CLASS C SHARES. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to

Lord Abbett Distributor. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the Class C shares are described in the Fund's Prospectus.

CLASS P SHARES. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan, applicable to the Class P shares, is described in the Fund's Prospectus. Class P shares are available to a limited number of investors.

RULE 12b-1 PLANS

CLASS A, B, C, AND P. The Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for each of the Fund classes offered in this
SAI: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. The principal features of each Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors. Each Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs. In adopting each Plan and in approving its continuance, the Board has concluded there is a reasonable likelihood that each Plan will benefit its respective class and its shareholders. The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Each Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Fund. These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities. Lord Abbett Distributor also uses amounts received under each Plan as described in the Prospectus for payments to dealers for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.

Each Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plans should be continued. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees including a majority of the outside Trustees. As long as the Plans are in effect, the selection or nomination of outside Trustees is committed to the discretion of the outside Trustees.

Payments made pursuant to a Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. A Plan terminates automatically if it is assigned. In addition, each Plan may be terminated at any time by vote of a majority of the outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CONTINGENT DEFERRED SALES CHARGES. A CDSC applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and Class C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

CLASS A SHARES. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 24 months from the end of the month in which the original sale occurred.

CLASS B SHARES. As stated in the Prospectus, subject to certain exceptions, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

ANNIVERSARY OF THE DAY ON                            CONTINGENT DEFERRED SALES CHARGE
WHICH THE PURCHASE ORDER WAS ACCEPTED                ON REDEMPTIONS (AS % OF AMOUNT SUBJECT TO CHARGE)
-------------------------------------                -------------------------------------------------
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

CLASS C SHARES. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

GENERAL. The percentage (1% in the case of Class A and Class C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from Lord Abbett-sponsored funds. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and Class C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and Class C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B or C Plan distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that generally apply to Class A, Class B, and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

HOW LONG DO YOU EXPECT TO HOLD YOUR INVESTMENT? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

INVESTING FOR THE SHORT TERM. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $50,000 expected to be held for 5 or 6 years (or more). For investments over $250,000, that are expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more, Class A shares will generally be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or Class C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. You should discuss this with your financial advisor.

INVESTING FOR THE LONGER TERM. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000. If you plan to invest more than $50,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

ARE THERE DIFFERENCES IN ACCOUNT FEATURES THAT MATTER TO YOU? Some account features are available in whole or in part to Class A, Class B, and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject.

HOW DO PAYMENTS AFFECT MY BROKER? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and Class B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
                       PURCHASES, REDEMPTIONS, AND PRICING

Information concerning how we value our shares is contained in the Prospectus under "Purchases" and "Redemptions."

Under normal circumstances we calculate the Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by Reuters at the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

NET ASSET VALUE PURCHASES OF CLASS A SHARES. As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: a) purchases of $1 million or more, b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares, f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, i) purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and Partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or j) purchases through an omnibus account of a dealer that features ten or fewer preferred mutual fund families, including the Lord Abbett-sponsored funds, within 30 days of, and with the proceeds from, a redemption through the same dealer's omnibus account of shares of a mutual fund that were originally purchased subject to a sales charge.

Our Class A shares also may be purchased at net asset value i) by employees, Partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, ii) in connection with a merger, acquisition or other reorganization, iii) by employees of our shareholder servicing agent, or iv) by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"), or (iii) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days prior notice.

"Eligible Funds" are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. ("LASF"). The exchange privilege will not be available with respect to any otherwise "Eligible Funds," the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege [except (a) GSMMF, (b) certain series of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the "Non-12b-1 Funds")] have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and the Class C shares. Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and the Class C shares. Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

LETTER OF INTENTION. Under the terms of the Letter of Intention as described in the Prospectus you may invest $50,000 or more over a 13-month period in Class A shares of a Lord Abbett-sponsored fund (other than shares of LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge). Class A shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

RIGHTS OF ACCUMULATION. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Class A shares of Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to Class A shares exchanged from a Lord Abbett-sponsored fund offered with a front-end sales charge) so that a current investment, plus the purchaser's holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementary by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission ("SEC") deems an emergency to exist.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

DIV-MOVE. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

INVEST-A-MATIC. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or Class C shares and $25,000 in the case of Class B shares. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

RETIREMENT PLANS. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kind of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludible from gross income under Section 103(a) of the Code, the Fund qualifies to pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by the Fund, equal to the excess of the Fund's excludible interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by the Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares will be disallowed to the extent of the amount of any exempt-interest dividends received. Additionally, if your holding period is six months or less, any capital loss realized from the sale, exchange, or redemption of such shares, must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 20% (10% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year. Reduced capital gains rates will apply to gains on the sale of (1) Fund shares held more than 5 years to the extent the capital gains would otherwise be taxed at the 10% capital gains rate; and (2) Fund shares acquired on or after January 1, 2001, and held for more than 5 years. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal purposes. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Certain investment practices that the Fund may utilize, such as investing in futures, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The backup withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003, and before January 1, 2006. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Although interest from tax-exempt bonds is generally not excludible from income for state and local income tax purposes, many states allow you to exclude the percentage of dividends derived from interest income on obligations of the state or its political subdivisions and instrumentalities if you are a resident of that state. Many states also allow you to exclude from income interest on obligations of the federal government and certain other governmental authorities, including U.S. territories and possessions. As noted below, however, certain states may require that a specific percentage of the Fund's income be derived from state and/or foreign obligations before such dividends may be excluded from state taxable income. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund may not be deductible, in whole or in part, for state or local purposes. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                   UNDERWRITER

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares on a continuous basis so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

Lord Abbett Distributor, as each Fund's principal underwriter received net commissions after allowance of a portion of the sales charge to independent dealers with respect to the Class A shares of the Trust as follows:

                                    YEAR ENDED       YEAR ENDED        11 MONTHS ENDED        YEAR ENDED
                                    SEPT. 30, 2002   SEPT. 30, 2001    SEPT. 30, 2000         OCT. 31, 1999
                                    --------------   --------------    --------------         -------------
Gross sales charge                  $1,030,185       $   658,237       $   234,217            $   863,951

Amount allowed
to dealers                          $  853,833       $   547,027       $   192,948            $   749,070
                                    ----------       -----------       -----------            -----------
Net commissions received
by Lord Abbett Distributor          $  176,352       $   111,210       $    41,269            $   114,881
                                    ==========       ===========       ===========            ===========

*Effective November 1, 1999, the Income Trust changed its fiscal year end from October 31 to September 30.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption (or sale) of Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after taxes on Fund distributions and redemption of Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such Fund distributions, and (iii) less taxes due on such Fund distributions and redemption of Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the total return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). For Class P shares, total returns are shown at net asset value.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports, or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services, and/or investments for which reliable performance information is available.

                                       12.
                              FINANCIAL STATEMENTS
Not applicable

                                   APPENDIX A

     DESCRIPTION OF FOUR HIGHEST MUNICIPAL BOND RATINGS

     Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions and changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Fitch describes its four highest ratings for municipal bonds as follows:

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions and more likely to impair this capacity. This is the lowest investment-grade category.

                        LORD ABBETT TAX-FREE INCOME TRUST

                                     PART C
                                OTHER INFORMATION

This Post-Effective Amendment No. 23 (the "Amendment") to the Lord Abbett Tax-Free Income Trust's (the "Registrant") Registration Statement relates to Lord Abbett Insured Intermediate Tax-Free Fund, Classes A, B, C, and P shares, only.

The other Series and classes of shares of the Registrant are listed below and are offered by the Prospectuses and Statements of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statements as identified. The following are separate series and classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statements of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendments.

                                                    POST-EFFECTIVE
                                                     AMENDMENT NO.
                                                    --------------
Florida Series - Classes A, C, P shares                   22
Georgia Series - Classes A and P                          22
Michigan Series - Classes A and P                         22
Pennsylvania Series Classes A and P                       22

Item 23       EXHIBITS

              (a) DECLARATION AND AGREEMENT OF TRUST. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

              (b) BY-LAWS, AS ADOPTED MAY 17, 2002, AMENDED OCTOBER 22, 2002. Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.

              (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS. Not applicable.

              (d) INVESTMENT ADVISORY CONTRACTS. Management Agreement incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

              (e) UNDERWRITING CONTRACTS. Distribution Agreement incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

              (f) BONUS OR PROFIT SHARING CONTRACTS. Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on January 31, 2001.

              (g)      (i)    CUSTODIAN  AGREEMENT.  Incorporated  by  reference
                              to Post-Effective Amendment No. 20 to the
                              Registration Statement on Form N-1A filed on
                              January 28, 2002.
                       (ii)   FORM OF AMENDMENT TO CUSTODIAN AGREEMENT.
                              Incorporated by reference to Post -Effective
                              Amendment No. 21 to the Registration Statement on
                              Form N-1A filed on July 22, 2002.

              (h)      OTHER MATERIAL CONTRACTS
                       (i) TRANSFER AGENCY AGREEMENT. Incorporated by reference.
                       (ii) ADMINISTRATIVE SERVICES AGREEMENT. Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.

              (i)      LEGAL OPINION. To be filed by amendment.

              (j)      OTHER OPINION. To be filed by amendment.

              (k) OMITTED FINANCIAL STATEMENTS. Incorporated by reference to the Registrant's 2002 Annual Report on Form N-30D filed on November 26, 2002 (Accession Number 0001047469-02-004463).

              (l)      INITIAL CAPITAL AGREEMENTS. Incorporated by reference.

              (m)      RULE 12b-1 PLANS.

                       (i)    Rule 12b-1 Class A Plans for all Funds*
                       (ii) Rule 12b-1 Class C Plan for the Florida Fund incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.
                       (iii) Rule 12b-1 Class P Plan for all Funds* *Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

              (n) RULE 18f-3 PLAN. Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2003.

              (o)      Not applicable.

              (p) CODE OF ETHICS. Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A filed on July 22, 2002.

Item 24       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              None.

Item 25       INDEMNIFICATION

              The Registrant is a Delaware Business Trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant's Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following.

                       The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or
                       (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                       The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or
                       (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

              Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              In addition, the Registrant maintains a trustees' and officers' errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

              Lord, Abbett & Co. LLC acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability company, serves as their distributor and principal underwriter. Other than acting as trustees, directors, and/or officers of open-end investment companies managed by Lord, Abbett & Co. LLC, none of Lord, Abbett & Co. LLC's partners has, in the past two fiscal years, engaged in any other business, profession, vocation, or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, or partner of any entity.

Item 27       PRINCIPAL UNDERWRITERS

              Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following Lord Abbett-sponsored funds:

              (a)   Lord Abbett Affiliated Fund, Inc.
                    Lord Abbett Blend Trust
                    Lord Abbett Bond-Debenture Fund, Inc.
                    Lord Abbett Developing Growth Fund, Inc.
                    Lord Abbett Global Fund, Inc.
                    Lord Abbett Investment Trust
                    Lord Abbett Large-Cap Growth Fund
                    Lord Abbett Mid-Cap Value Fund, Inc.
                    Lord Abbett Research Fund, Inc.
                    Lord Abbett Series Fund, Inc.
                    Lord Abbett Securities Trust
                    Lord Abbett Tax-Free Income Fund, Inc.
                    Lord Abbett U.S. Government Money Market Fund, Inc

       (b) Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The partners of Lord, Abbett & Co. LLC who are also officers of the Registrant are:

              NAME AND PRINCIPAL            POSITIONS AND OFFICES
              BUSINESS ADDRESS *            WITH THE REGISTRANT
              ------------------            ---------------------
              Robert S. Dow                 Chairman, President, & CEO
              Paul A. Hilstad               Vice President & Secretary
              Joan A. Binstock              Vice President & CFO

              Tracie E. Ahern               Vice President & Treasurer
              Daniel E. Carper              Vice President
              Lawrence H. Kaplan            Vice President & Assistant Secretary
              Richard D. Smola              Executive Vice President
              A. Edward Oberhaus, III       Vice President

              The other partners who are neither officers nor trustees of the Registrant are: Michael Brooks, Zane E. Brown, Patrick Browne, John J. DiChiaro, Sholom Dinsky, Lesley-Jane Dixon, Kevin P. Ferguson, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Robert I. Gerber, Michael S. Goldstein, Michael
              A. Grant, Howard E. Hansen, Charles Hofer, W. Thomas Hudson, Cinda Hughes, Ellen G. Itskovitz, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Stephen J. McGruder, Paul McNamara, Robert J. Noelke, Robert G. Morris, R. Mark Pennington, Walter Prahl, Michael Rose, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Diane Tornejal, Christopher J. Towle, Edward von der Linde and Marion Zapolin.

              * Each of the above has a principal business address: 90 Hudson Street, Jersey City, New Jersey 07302-3973

       (c)    Not applicable

Item 28       LOCATION OF ACCOUNTS AND RECORDS

              The Registrant maintains the records required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

              Lord, Abbett & Co. LLC maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

              Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29       MANAGEMENT SERVICES

              None.

Item 30       UNDERTAKINGS

              The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

              The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 14th day of April, 2003.

                                 LORD ABBETT TAX-FREE INCOME TRUST

                                 /s/ Christina T. Simmons
                                 -----------------------------------------------
                                 By:  Christina T. Simmons
                                      Vice President & Assistant Secretary

                                 /s/ Joan A. Binstock
                                 -----------------------------------------------
                                 By:  Joan A. Binstock
                                      Vice President and Chief Financial Officer


                        LORD ABBETT TAX-FREE INCOME TRUST

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                 TITLE                    DATE
----------                                 -----                    ----

                                     Chairman, President
/s/ Robert S. Dow*                     and Trustee             April 14, 2003
-----------------                    -------------------       --------------
Robert S. Dow

/s/ E. Thayer Bigelow*                 Trustee                 April 14, 2003
----------------------------         -------------------       --------------
E. Thayer Bigelow

/s/ William H. T. Bush*                Trustee                 April 14, 2003
----------------------------         -------------------       --------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.*            Trustee                 April 14, 2003
----------------------------         -------------------       --------------
Robert B. Calhoun, Jr.

/s/ Franklin W. Hobbs*                 Trustee                 April 14, 2003
----------------------------         -------------------       --------------
Franklin W. Hobbs

/s/ C. Alan MacDonald*                 Trustee                 April 14, 2003
----------------------------         -------------------       --------------
C. Alan MacDonald

/s/ Thomas J. Neff*                    Trustee                 April 14, 2003
----------------------------         -------------------       --------------
Thomas J. Neff


BY: /s/ Christina T. Simmons
----------------------------
 * Attorney-in-Fact

                                POWER OF ATTORNEY

     Each person whose signature appears below on this Amendment to the Registration Statement hereby constitutes and appoints Paul A. Hilstad, Lawrence
H. Kaplan and Christina T. Simmons, each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                                 TITLE                   DATE
----------                                 -----                   ----

                                     Chairman, President
/s/ Robert S. Dow                    and Director/Trustee      July 23, 2002
------------------                   --------------------      -------------
Robert S. Dow

/s/ E. Thayer Bigelow                Director/Trustee          July 23, 2002
---------------------                -----------------         -------------
E. Thayer Bigelow

/s/ William H. T. Bush               Director/Trustee          July 23, 2002
----------------------               ----------------          -------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.           Director/Trustee          July 23, 2002
--------------------------           ----------------          -------------
Robert B. Calhoun, Jr.

/s/ Stewart S. Dixon                 Director/Trustee          July 23, 2002
--------------------                 ----------------          -------------
Stewart S. Dixon

/s/ Franklin W. Hobbs                Director/Trustee          July 23, 2002
---------------------                ----------------          -------------
Franklin W. Hobbs

/s/ C. Alan MacDonald                Director/Trustee          July 23, 2002
---------------------                ----------------          -------------
C. Alan MacDonald

/s/ Thomas J. Neff                   Director/Trustee          July 23, 2002
------------------                   ----------------          -------------
Thomas J. Neff

/s/ James F. Orr, III                Director/Trustee          July 23, 2002
---------------------                ----------------          -------------
James F. Orr, III

                                    EXHIBIT A

                        Lord Abbett Affiliated Fund, Inc.

                             Lord Abbett Blend Trust

                      Lord Abbett Bond-Debenture Fund, Inc.

                    Lord Abbett Developing Growth Fund, Inc.

                          Lord Abbett Global Fund, Inc.

                          Lord Abbett Investment Trust

                        Lord Abbett Large-Cap Growth Fund

                      Lord Abbett Mid-Cap Value Fund, Inc.

                         Lord Abbett Research Fund, Inc.

                          Lord Abbett Securities Trust

                          Lord Abbett Series Fund, Inc.

                     Lord Abbett Tax-Free Income Fund, Inc.

                        Lord Abbett Tax-Free Income Trust

         Lord Abbett U.S. Government Securities Money Market Fund, Inc.